UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 6, 2004
Date of Report (date of earliest event reported)

KOMAG, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16852 (Commission File Number)	94-2914864 (I.R.S. Employer Identification No.)

1710 Automation Parkway
San Jose, California 95131
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 576-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99

Item 7.01. Regulation FD Disclosure.

On December 6, 2004, Komag, Incorporated issued a press release, which is attached hereto as Exhibit 99 and incorporated by reference herein, updating its revenue outlook for the fourth quarter of 2004.

The information in this report shall not be incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

     c) Exhibits.

Exhibit
No.	Description
99	Registrant’s Press Release Dated December 6, 2004*

*Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Komag, Incorporated (Registrant)
Dated: December 6, 2004	By:	/s/ Kathleen A. Bayless
Kathleen A. Bayless
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99	Registrant’s Press Release Dated December 6, 2004*

*Furnished, not filed.